Exhibit 10.96
Confidential Treatment Requested
Amendment No. 4
to the
Amended and Restated Airbus A350 XWB Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 4 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of November 20, 2009 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of October 20, 2008, Amendment No. 2 dated as of January 16, 2009 and Amendment No. 3 dated as of July 23, 2009 (“Amendment No. 3”) (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A350 XWB model aircraft;
WHEREAS, the Buyer and the Seller agree to reschedule the scheduled delivery date and change the model designation for certain Aircraft; and
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment,
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA — Airbus A350 XWB Purchase Agreement
Amendment 4

CT0803167-AMD3-USA-A350	CONFIDENTIAL AND PRIVILEGED

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1.	DELIVERY

1.1	Clause 9.1.2.5 ii) and 9.1.2.5 iii) are each deleted in their entirety.

1.2	The Seller and the Buyer agree to defer the Scheduled Delivery Month of each of (i) eight (8) Aircraft identified in Clause 9.1.1 with ***** and (ii) six (6) Aircraft identified in Clause 9.1.1 with *****.

1.3	The model designation of (i) the Aircraft identified in Clause 9.1.1 with ***** is changed from ***** to ***** and (ii) the Aircraft identified in Clause 9.1.1 with ***** is changed from ***** to *****.

1.4	Clause 9.1.1 of the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE
9.1.1	Subject to any delay contemplated by Clauses 2, 7, 8, 10 or 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

Year	*****	Aircraft	Scheduled Delivery Month
2017	*****	*****	*****
2018	*****	*****	*****
2019	*****	*****	*****
TOTAL	22
UNQUOTE

2.	PRODUCT SUPPORT

In Paragraph 18 of Letter Agreement No. 7, the words “*****” are deleted and replaced with the word “*****”. The second sentence of Paragraph 5 of Amendment No. 3 to the Agreement shall not apply.

3.	*****

3.1	In Paragraph 1 of Letter Agreement No. 14, the second sentence is deleted in its entirety and replaced with the following:

QUOTE

This information will be provided periodically at the Seller’s discretion through ***** and at least ***** beginning in ***** as well as on the date that is *****.

UNQUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA — Airbus A350 XWB Purchase Agreement
Amendment 4

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3.2	In Paragraph 3.1 of Letter Agreement No. 14, the word “*****” is deleted and replaced with “*****”.

4.	*****

Paragraph 10 of Amendment No. 1 is hereby deleted in its entirety and restated to read as follows:

QUOTE

*****

UNQUOTE

5.	*****

Amended and Restated Letter Agreement No. 5, dated October 20, 2008 is terminated in its entirety and replaced by the Second Amended and Restated Letter No. 5 attached hereto.

6.	*****

In Paragraph 1 (iii) of Amended and Restated Letter Agreement No. 3, reference to the year “*****” is deleted and replaced with the year “*****”.

7.	*****

In Paragraph 13 of Letter Agreement No. 13, the word “*****” is inserted immediately before the words “*****”.

8.	SPECIFICATION CHANGE NOTICE

In Paragraph 1.2 of Letter Agreement No. 6, the words “*****” are deleted and replaced with “*****”.

9.	EFFECT OF AMENDMENT

9.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

9.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA — Airbus A350 XWB Purchase Agreement
Amendment 4

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10.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

11.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA — Airbus A350 XWB Purchase Agreement
Amendment 4

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

Its:	Vice President and Treasurer	Its:	Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA — Airbus A350 XWB Purchase Agreement
Amendment 4

CT0803167-AMD3-USA-A350	CONFIDENTIAL AND PRIVILEGED